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                                                                    EXHIBIT 23.2

            Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in Registration Statement No. 333-25363 and Registration Statement No. 333-67836 of Ark Restaurants Corp. on Form S-8 of our report dated December 27, 2004, appearing in this Annual Report on Form 10-K of Ark Restaurants Corp. for the year ended October 2, 2004.


/s/ J.H.Cohn LLP
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New York, New York
December 29, 2004